EXHIBIT 10.45

INCREMENTAL FACILITY AMENDMENT NO. 3, dated as of October 13, 2017 (this “Amendment”), to the Credit Agreement dated as of October 27, 2014, among 1011778 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia (the “Parent Borrower”), New Red Finance, Inc., a Delaware corporation (the “Subsidiary Borrower” and together with the Parent Borrower, the “Borrowers”), 1013421 B.C. Unlimited Liability Company, an unlimited liability company organized under the laws of British Columbia (“Holdings”), the other Guarantors party hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent, Collateral Agent and Swing Line Lender and each L/C Issuer and lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) (as amended by Amendment No. 1, dated as of May 22, 2015, Amendment No. 2, dated as of February 17, 2017, Incremental Facility Amendment, dated as of March 27, 2017, Incremental Facility Amendment No. 2, dated as of May 17, 2017, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may obtain Incremental Revolving Credit Commitments and/or Incremental Term Loans by entering into one or more Incremental Facility Amendments with Additional Lenders;
WHEREAS, pursuant to Section 2.14(d) of the Credit Agreement, an Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.14 of the Credit Agreement;
WHEREAS, JPMCB and Wells Fargo Securities, LLC (“Wells Fargo”) are acting as joint lead arrangers (in such capacity, the “New Revolver Joint Lead Arrangers”), Wells Fargo is acting as syndication agent (in such capacity, the “New Revolver Syndication Agent”), JPMCB, Wells Fargo, Morgan Stanley Senior Funding, Inc., RBC Capital Markets (1) and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint bookrunners (in such capacity the “New Revolver Joint Bookrunners” and together with the New Revolver Joint Lead Arrangers, the “New Revolver Arrangers”) and Coöperatieve Rabobank U.A., New York Branch, HSBC Securities (USA) Inc., Fifth Third Bank, UBS Securities LLC and Barclays Bank PLC are acting as co-documentation agents (in such capacity, the “New Revolver Co-Documentation Agents”), in each case, in connection with the Incremental Revolving Credit Commitments provided pursuant to this Amendment (such Incremental Revolving Credit Commitments, the “New Revolving Credit Commitments” and the New Revolving Credit Commitments together with the extensions of credit thereunder, the “New Revolving Facility”);
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

__________________________
(1) RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

Section 1.New Revolving Credit Commitment and Amendments to Credit Agreement.
(a)Each Lender listed on Exhibit A (each a “New Revolving Lender”) hereby commits to provide a New Revolving Credit Commitment in the principal amount set forth opposite such New Revolving Lender’s name on Exhibit A. The terms and conditions of the New Revolving Credit Commitments (including with respect to participations in Letters of Credit and Swing Line Loans) shall be identical to the terms and conditions applicable to the Revolving Credit Commitments in effect under the Credit Agreement in effect immediately prior to the Third Incremental Facility Closing Date (as defined below) except as specifically set forth herein. All Letters of Credit outstanding under the Credit Agreement immediately prior to the Third Incremental Facility Closing Date shall be deemed to have been issued under the New Revolving Facility on the Third Incremental Facility Closing Date. Notwithstanding the foregoing, for purposes of the New Revolving Credit Facility, the provisions set forth below shall apply to the New Revolving Facility in lieu of the corresponding provisions set forth in the Credit Agreement immediately prior to the Third Incremental Facility Closing Date and the Credit Agreement is hereby deemed amended to the extent necessary to make such provisions applicable to the New Revolving Facility:

(i)“Applicable Rate” shall mean (i) until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter commencing on or after the Third Incremental Facility Closing Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans that are Revolving Credit Loans, 1.50%, (B) for Base Rate Loans that are Revolving Credit Loans, 0.50%, (C) for letter of credit fees, 1.50% per annum and (D) for Commitment Fees 0.25% and (ii) thereafter, in connection with Revolving Credit Loans, the percentages per annum set forth in the table below, based upon the First Lien Senior Secured Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	First Lien Senior Secured Leverage Ratio	Letter of Credit Fees	Base Rate for Revolving Loans	Eurocurrency Rate for Revolving Loans	Commitment Fees
I	> 3.50x	2.00%	1.00%	2.00%	0.25%
II	< 3.50x but > 3.00x	1.75%	0.75%	1.75%	0.25%
III	< 3.00x but > 2.00x	1.50%	0.50%	1.50%	0.25%
IV	<2.00	1.25%	0.25%	1.25%	0.25%

Any increase or decrease in the Applicable Rate resulting from a change in the First Lien Senior Secured Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a).
Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the First Lien Senior Secured Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the First Lien Senior Secured Leverage Ratio been accurately determined, then, for all purposes of this Amendment, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined First Lien Senior Secured Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Parent Borrower for the relevant period pursuant to Section 2.08 and Section 2.09 as a result of the miscalculation of the First Lien Senior Secured Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 or Section 2.09, as applicable, at the time the interest or fees for such period were required to be paid pursuant to such Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.08 (other than Section 2.08(b)), in accordance with the terms of this Agreement); provided that, notwithstanding the foregoing, so long as an Event of Default described in Section 8.01(f) has not occurred with respect to the Parent Borrower, such shortfall shall be due and payable five (5) Business Days following the determination described above.

(ii)“Availability Period” means, with respect to the New Revolving Facility, the period from the Third Incremental Facility Closing Date to the Maturity Date for the New Revolving Facility.

(iii)“Maturity Date” means (a) with respect to the New Revolving Commitments and the New Revolving Facility, the fifth anniversary of the Third Incremental Facility Closing Date; provided that if on October 15, 2021 (the “Springing Maturity Date”), more than an aggregate principal amount of $150 million of the New Senior Secured Notes are outstanding, then the maturity of the New Revolving Facility shall be the Springing Maturity Date.

(iv)Notwithstanding anything to the contrary contained in Section 2.09(a) of the Credit Agreement, the Commitment Fee for the New Revolving Facility shall accrue from the Third Incremental Facility Closing Date until the Maturity Date for the New Revolving Facility

Section 2.Representations and Warranties. The Borrowers hereby represent and warrant that as of the Third Incremental Facility Closing Date (as defined below), after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3.Effectiveness. This Amendment shall become effective on the date (such date, the “Third Incremental Facility Closing Date”) that the following conditions have been satisfied:
(i)Counterparts. The Administrative Agent shall have received executed signature pages hereto from each Loan Party, each Swing Line Lender, each L/C Issuer and each New Revolving Lender listed on Exhibit A;

(ii)Fees. The Administrative Agent shall have received for the account of the New Revolving Lenders, the upfront fees separately agreed among the New Revolver Arrangers, the New Revolver Co-Documentation Agents and the Parent Borrower, and all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Third Incremental Facility Closing Date;

(iii)Legal Opinions. The Administrative Agent shall have received favorable legal opinions from each of (A) Kirkland & Ellis LLP, New York counsel to the Loan Parties and (B) Stikeman Elliott LLP, British Columbia counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iv)“Know Your Customer” Information. The Administrative Agent and the New Revolving Lenders shall have received at least 2 Business Days prior to the Third Incremental Facility Closing Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least 10 Business Days prior to the Third Incremental Facility Closing Date by the Administrative Agent or the New Revolving Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(v)Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers dated the Third Incremental Facility Closing Date certifying that, after giving effect to the Amendment, (a) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Third Incremental Facility Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Default or Event of Default shall have occurred and be continuing;

(vi)Closing Certificates. The Administrative Agent shall have received (i) a copy of the Organization Documents, as in effect as of the date hereof, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the state or jurisdiction of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from such Loan Party that there have been no changes to the Organization Documents of such Loan Party since May 17, 2017);

(vii)Solvency Certificate. The Administrative Agent shall have received a certificate attesting to the Solvency of the Parent Borrower and its Subsidiaries (on a consolidated basis) on the Third Incremental Facility Closing Date after giving effect to the establishment of the New Revolving Facility and the payment of all the fees and expenses in connection therewith, from the Parent Borrower’s chief financial officer or other officer with equivalent duties; and

(viii)Notice of Termination. At least three (3) Business Days prior to the Third Incremental Facility Closing Date, the Administrative Agent shall have received an executed notice of termination in respect of the Revolving Credit Commitments in effect immediately prior to the Third Incremental Facility Closing Date and on the Third Incremental Facility Closing Date, shall have received payment of all outstanding principal, interest and fees (other than L/C Issuer fees) in connection with the existing Revolving Credit Facility.

Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof.

Section 5.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.Effect of Amendment. This Amendment shall constitute an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents and the New Revolving Credit Commitments shall constitute “Additional Revolving Credit Commitments” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Collateral Documents. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, in each case, as amended by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, including without limitation for purposes of Sections 10.14, 10.15 and 10.17 thereof, and from and after the Third Incremental Facility Closing Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby. The New Revolver Arrangers shall be entitled to all rights, privileges and immunities provided to the “Lead Arrangers” in the Credit Agreement and the other Loan Documents and the New Revolver Co-Documentation Agents shall be entitled to all rights, privileges and immunities provided to the “Documentation Agents” in the Credit Agreement and the other Loan Documents.

Section 7.No Novation. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
1011778 B.C. UNLIMITED LIABILITY COMPANY, as the Parent Borrower
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary
NEW RED FINANCE, INC., as the Subsidiary Borrower
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary
1013421 B.C. UNLIMITED LIABILITY COMPANY, as Holdings
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary

BLUE HOLDCO 1, LLC
BLUE HOLDCO 2, LLC
BLUE HOLDCO 3, LLC
BLUE HOLDCO 22, LLC
BLUE HOLDCO 44, LLC
BLUE HOLDCO 440, LLC
BLUE HOLDCO 99, LLC
TIM DONUT U.S. LIMITED, INC.
SBFD HOLDING CO.
TIM HORTONS USA INC.
TIM HORTONS (NEW ENGLAND), INC.
THD COFFEE CO.
RESTAURANT BRANDS INTERNATIONAL US SERVICES LLC
SKIPPER, LLC
LLCXOX, LLC
ORANGE INTERMEDIATE, LLC
AFC PROPERTIES, INC.
ORANGE GROUP, INC.
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary

BURGER KING WORLDWIDE, INC.
BURGER KING CAPITAL FINANCE, INC.
BURGER KING HOLDINGS, INC.
BURGER KING CORPORATION
BK ACQUISITION, INC.
BK WHOPPER BAR, LLC
BURGER KING INTERAMERICA, LLC
POPEYES LOUISIANA KITCHEN, INC.
POPEYES RESTAURANT SERVICES, LLC
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary

BC88 HOLDINGS ULC
BC99 HOLDINGS ULC
1112073 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P88 LIMITED PARTNERSHIP
1112073 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P99 LIMITED PARTNERSHIP
1011778 B.C. UNLIMITED LIABILITY COMPANY
1014364 B.C. UNLIMITED LIABILITY COMPANY
1014369 B.C. UNLIMITED LIABILITY COMPANY
1019334 B.C. UNLIMITED LIABILITY COMPANY
1016869 B.C. UNLIMITED LIABILITY COMPANY
1016893 B.C. UNLIMITED LIABILITY COMPANY
1016864 B.C. UNLIMITED LIABILITY COMPANY
1016872 B.C. UNLIMITED LIABILITY COMPANY
1016878 B.C. UNLIMITED LIABILITY COMPANY
1016883 B.C. UNLIMITED LIABILITY COMPANY
BURGER KING CANADA HOLDINGS INC.
GRANGE CASTLE HOLDINGS LIMITED
GPAIR LIMITED
THE TDL GROUP CORP.
1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P11 LIMITED PARTNERSHIP
1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P22 LIMITED PARTNERSHIP
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary

1014364 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P33 LIMITED PARTNERSHIP
1014364 B.C. UNLIMITED LIABILITY COMPAN Y, in its capacity as general partner of P44 LIMITED PARTNERSHIP
1024670 B.C. UNLIMITED LIABILITY COMPANY
1028539 B.C. UNLIMITED LIABILITY COMPANY
1026672 B.C. UNLIMITED LIABILITY COMPANY
1024678 B.C. UNLIMITED LIABILITY COMPANY
1029261 B.C. UNLIMITED LIABILITY COMPANY
1057837 B.C. UNLIMITED LIABILITY COMPANY
1057490 B.C. UNLIMITED LIABILITY COMPANY
1057772 B.C. UNLIMITED LIABILITY COMPANY
1057639 B.C. UNLIMITED LIABILITY COMPANY
1057490 B.C. UNLIM ITED LIABILITY COMPAN Y, in its capacity as general partner of CLP-LAX LIMITED PARTNERSHIP
TDLDD HOLDINGS U LC
TDLRR HOLDINGS ULC
BK CANADA SERVICE ULC
RESTAURANT BRANDS HOLDINGS CORPORATION
TIM HORTONS CANADIAN IP HOLDINGS CORPORATION
1112068 B.C. UNLIMITED LIABILITY COMPANY
1112073 B.C. UNLIMITED LIABILITY COMPANY
1112078 B.C. UNLIMITED LIABILITY COMPANY
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary

1112083 B.C. UNLIMITED LIABILITY COMPANY
1112090 B.C. UNLIMITED LIABILITY COMPANY
1112097 B.C. UNLIMITED LIABILITY COMPANY
1112100 B.C. UNLIMITED LIABILITY COMPANY
1112104 B.C. UNLIMITED LIABILITY COMPANY
1112106 B.C. UNLIMITED LIABILITY COMPANY
1112073 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P66 LIMITED PARTNERSHIP
1112068 B.C. UNLIMITED LIABILITY COMPANY, in its capacity as general partner of P77 LIMITED PARTNERSHIP
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary
PLK ENTERPRISES OF CANADA, INC.
By: _/s/ Jill M. Granat
Name: Jill M. Granat
Title: Secretary

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swing Line Lender and New Revolving Lender

By: _/s/ Laurent Baker
Name: Lauren Baker
Title: Executive Director
Wells Fargo Bank, North America,
as L/C Issuer
By: /s/ Maureen S. Malphus
Name: Maureen S. Malphus
Title: Vice President

Bank of America, N.A.,
as L/C Issuer
By: /s/ Jonathan C. Pfeifer
Name: Jonathan C. Pfeifer
Title: Vice President

The Bank of Nova Scotia,
as L/C Issuer
By: /s/ Steve Holyman
Name: Steve Holyman
Title: Director

By: /s/ Andrew Morales
Name: Andrew Morales
Title: Associate Director

Wells Fargo Bank National Association,
as New Revolving Lender
By: /s/ Maureen S. Malphus
Name: Maureen S. Malphus
Title: Vice President

Bank of America, N.A.,
as New Revolving Lender

By: /s/ Jonathan C. Pfeifer
Name: Jonathan C. Pfeifer
Title: Vice President

Morgan Stanley Bank, N.A.,
as New Revolving Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Royal Bank of Canada,
as New Revolving Lender

By: /s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

UBS AG, Stamford Branch,
as New Revolving Lender

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

COöPERATIVE RABOBANK U.A., NEW YORK BRANCH, as New Revolving Lender

By: /s/ Olivia Leong
Name: Olivia Leong
Title: Executive Director

By: /s/ Eline Boot
Name: Eline Boot
Title: Vice President

HSBC Bank USA, N.A.,
as New Revolving Lender

By: /s/ Rafael De Paoli
Name: Rafael De Paoli
Title: Director

Fifth Third Bank,
as New Revolving Lender

By: /s/ John A. Marian
Name: John A. Marian
Title: Vice President

Fifth Third Bank, Operating through its Canadian Branch,
as New Revolving Lender

By: /s/ Ramin Ganjavi
Name: Ramin Ganjavi
Title: Assistant Vice President

The Bank of Nova Scotia,
as Revolving Lender

By: /s/ Steve Holyman
Name: Steve Holyman
Title: Director

By: /s/ Andrew Morales
Name: Andrew Morales
Title: Associate Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as New Revolving Lender

By: /s/ Ellen Ruschhaupt
Name: Ellen Ruschhaupt
Title: Authorized Signatory

Barclays Bank PLC,
as New Revolving Lender

By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

Toronto Dominion Bank
as New Revolving Lender

By: /s/ Tim Thomas
Name: Tim Thomas
Title: Managing Director

By: /s/ Andrew Rytel
Name: Andrew Rytel
Title: Vice President

Credit Suisse AG, Cayman Islands Branch
as New Revolving Lender

By: /s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

EXHIBIT A
TO INCREMENTAL FACILITY AMENDMENT NO. 3

New Revolving Lender	New Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$85,000,000.00
Wells Fargo Bank, National Association	$70,000,000.00
Bank of America, N.A.	$45,000,000.00
Morgan Stanley Bank, N.A.	$45,000,000.00
Royal Bank of Canada	$45,000,000.00
UBS AG, Stamford Branch	$25,000,000.00
Coöperatieve Rabobank U.A., New York Branch	$25,000,000.00
HSBC Bank USA, N.A.	$25,000,000.00
Fifth Third Bank	$25,000,000.00
The Bank of Nova Scotia	$25,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00
Barclays Bank PLC	$25,000,000.00
Toronto Dominion Bank	$20,000,000.00
Credit Suisse AG, Cayman Islands Branch	$15,000,000.00
Total:	$500,000,000.00